Celebrating Five Years in India: An Update on Our Strategy to Drive Growth and Shareholder Value January 12, 2011 Exhibit 99.1

CAUTIONARY NOTE ABOUT FORWARD-LOOKING STATEMENTS

The statements in this presentation that are not historical facts, including, most importantly, those statements preceded by, or that include, the words “may,”
“believe,” “projects,” “expects,” “anticipates” or the negation thereof, or similar expressions, constitute “forward-looking statements” within the meaning of the Private
Securities Litigation Reform Act of 1995 (the “Reform Act”). These statements may include, but are not limited to, statements regarding our future operating results and growth. For all “forward-looking statements,” the Company claims the protection of the safe harbor for forward-looking statements contained in the Reform Act. Such forward-looking statements involve risks, uncertainties and other factors which may cause actual results, performance or achievements of the Company and its subsidiaries to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. These risks, uncertainties and other factors are discussed in the reports filed by the Company with the Securities and Exchange Commission, including the most recent reports on
Forms 10-K, 10-Q and 8-K, each as it may be amended from time to time. The
Company disclaims any intent or obligation to update these forward-looking statements.
FORWARD-LOOKING STATEMENTS

AGENDA

• Discuss our rationale for choosing India
• Highlight our business continuity plans and risk mitigation strategies for our India operations
• Describe Encore’s success in India and discuss how our Indian operations can continue to positively contribute to the Company's future
• Provide an overview of the Business Process Outsourcing sector

We believe that we are the only company in our industry with a successful late stage collection platform in India
India now represents half of our call center collections and we expect this contribution to continue to increase, both on an absolute and a relative basis
Beyond collections, our India site now directs several IT and other administrative functions
The India management team has an average of 12 years of industry experience and individual team members have worked for U.S.
multinationals including GE Capital, Dell, IBM, and American Express
OUR INDIA OPERATION DRIVES SIGNIFICANT VALUE

35%
30%
25%
20%
15%
10%
5%
0%
2006-4Q
2007-1Q
2007-2Q
2007-3Q
2007-4Q
2008-1Q
2008-2Q
2008-3Q
2008-4Q
2009-1Q
2009-2Q
2009-3Q
2009-4Q
2010-1Q
2010-2Q
2010-3Q

ENCORE
CAPITAL GROUP

THE SUCCESS OF OUR INDIA EXPANSION HAS FUNDAMENTALLY CHANGED ENCORE’S COST STRUCTURE 5 Collection sites’ direct cost per dollar collected (%)

India to US Cash Average
110%
100%
90%
80%
70%
60%
50%
Month 1
Month 2
Month 3
Month 4
Month 5
Month 6
Month 7
Month 8
Month 9
Month 10

ENCORE
CAPITAL GROUP

Cash average comparison between India and U.S. collectors, using a specific collection team for comparison
THIS IS A RESULT OF OUR ABILITY TO CREATE WORK TEAMS IN INDIA THAT
PERFORM AT LEVELS CONSISTENT WITH OUR DOMESTIC SITES
(%)
ILLUSTRATION

% on a dollar of face

WE MADE THE DECISION TO ESTABLISH OFFSHORE OPERATIONS IN EARLY
2005, AS INDUSTRY PRICING WAS INCREASING
•
We expected the high cost
environment to persist for some time
due to the significant influx of capital
•
We were convinced that a successful
offshore facility would give us the
flexibility to bid higher prices for
portfolios and maintain strong
margins
•
To our knowledge, there were no
other offshore initiatives being
undertaken by our competitors
•
We aggressively pursued this
opportunity, meeting with offshore
experts in early 2005 and opening
our doors in October 2005
Pricing trend from one issuer through time
4.3% 4.3%
4.5%
5.3%
9.8%
2001 2002 2003 2004 2005

THE DELHI NATIONAL CAPITAL REGION BECAME THE LOCATION OF CHOICE
BECAUSE OF A COMBINATION OF FACTORS
Highly qualified skill pool
(4 million English speaking
residents & 2.2 million new college
graduates across India every year)
50-75% cost
reduction
compared to
U.S.
Entrepreneurial
culture
Significant presence of large
multi-national corporations
Continually improving
infrastructure

Dehi NCR
Bangalore
Hyderabad
Mumbai
Pune
Chennai
Kolkata
Ho Chi Minh City
Manila
Shanghai
Moscow
Guangzhou
Cebu
Davao
Dalian
Kuala Lumpur
Penang
Mexico City
Budapest
Prague
Sao Paulo
Warsaw
Krakow

ENCORE
CAPITAL GROUP

WE HAVE VALIDATED THIS DECISION SEVERAL TIMES DURING THE LAST 5
YEARS BY EXPLORING NUMEROUS ALTERNATIVES, NEAR AND FAR

Relative Competitiveness Index (not industry or function specific)
100.0
97.8
94.3
92.6
91.4
90.1
89.1
87.9
87.7
86.4 86.2
84.4
81.0
80.0
75.8
74.6
74.1
73.6
73.3
72.8
71.1 71.1
70.6
India
Vietnam
Philippines
China
Russia
Malaysia
Mexico
Hungary
Czech Republic
Brazil
Poland
Distribution of weights: Human Capital-40%; Cost-20%; Environment-20%; Infrastructure-10%; Risk-10%
Source: Encore Capital Group

WHILE INDIA HAS EXCEEDED EXPECTATIONS, SUCCESS DID NOT COME
EASILY AND WILL BE DIFFICULT FOR OTHERS TO REPLICATE
College graduates
with strong career
and family aspirations
Establishing brand
identity takes time
Work between
5:00pm and 3:00am
Collecting unpaid
consumer receivables

Overcome concerns
about job stability
and career growth
We have not
terminated a single
U.S. position to
move them to India
during our call center
expansion
Work hours, travel time, cultural
differences
The learning curve is
long and demanding
Attracting the right
talent is not easy
The U.S. workforce
needs to support
the enterprise,
without reservation
The logistics are difficult to manage

AGENDA

• Discuss our rationale for choosing India
• Highlight our business continuity plans and risk mitigation strategies for our India operations
• Provide an overview of the Business Process Outsourcing sector
• Describe Encore’s success in India and discuss how our Indian operations can continue to positively contribute to the Company's future

Many of those
early ventures
led to negative
stereotyping of
Indian workers’
accents
Special Economic Zones
create incentives to attract
new foreign investors,
followed by the advent of 3
rd
party BPOs and significant
off-shoring by large IT
companies like IBM, Dell, HP
The National
Association of
Software and
Services Companies
(NASSCOM) is
founded,
serving as
the Indian chamber of
commerce for the IT-
BPO industry

THE INFORMATION TECHNOLOGY ENABLED SERVICES INDUSTRY (ITES)
BEGAN MORE THAN 30 YEARS AGO
In the early 1980s,
British Airways and
American Express
began using
employees in India
for back-office
operations
The Software
Technology Parks of
India is established to
support growth by
providing access to
physical infrastructure,
increased opportunity for
foreign investment, and
tax incentives
General Electric
explores voice
operations in India
1980 1991 1988 1997 2001

% of India GDP
Export
Domestic
50
45
40
35
30
25
20
15
10
5
0
3.6
4.1
4.6
5.2
5.5
5.8
FY 2004
FY 2005
FY 2006
FY 2007
FY 2008
FY 2009

ENCORE
CAPITAL GROUP

Source: NASSCOM
($ Billions, % of GDP)
Indian Information Technology Enabled Services (ITES) industry growth (2004-2009)
THE INDUSTRY HAS GROWN DRAMATICALLY AND NOW ACCOUNTS FOR
ALMOST SIX PERCENT OF INDIA’S GROSS DOMESTIC PRODUCT

16
14
12
10
8
6
4
2
0
Export
Domestic
CAGR: 34%
0.3
3.1
0.6
4.6
0.9
6.3
1.1
8.4
1.6
10.9
1.9
12.8
FY 2004
FY 2005
FY 2006
FY 2007
FY 2008
FY 2009

ENCORE
CAPITAL GROUP

14 Source: NASSCOM ($ Billions) Indian BPO sector growth (2004-2009) WITHIN THE INFORMATION TECHNOLOGY ENABLED SERVICES INDUSTRY, THE BPO SECTOR’S REVENUE HAS INCREASED 400% TO ALMOST $15 BILLION

Retail 8%
Technology & Telecom 20%
Financial Services 41%
Other 14%
Manufacturing 17%

APAC 7%
RoW 2%
Europe 12%
U.S. 61%
UK 18%

ENCORE CAPITAL GROUP

Source: NASSCOM
THE BPO SECTOR PROVIDES SERVICES TO MANY INDUSTRIES AND
COUNTRIES, WITH MORE THAN 60% BEING PROVIDED TO THE UNITED STATES
Indian BPO sector by industry
(%)
Indian BPO sector by geography
(%)

AGENDA

• Discuss our rationale for choosing India
• Highlight our business continuity plans and risk mitigation strategies for our India operations
• Provide an overview of the Business Process Outsourcing sector
• Describe Encore’s success in India and discuss how our Indian operations can continue to positively contribute to the Company's future

THE FIRST FEW YEARS WERE MARKED BY CONSTANT TRIAL AND ERROR,
WITH SUCCESS COMING TOWARD THE END OF YEAR TWO
2005
Journey
begins
35 employees
2007
First taste
of success
•
Shifted to higher balance
accounts drives strong
performance
•
Started competing with
U.S. on paper of similar
balance and age
310 employees
Note: Employees refers to the total site staffing number as of last working day of the year
2006
Year of
growing pains
•
Only working low
balance accounts
•
Limited connection to
the U.S.
•
High attrition and low
performance
187 employees

THAT SUCCESS FUELED A PERIOD OF RAPID EXPANSION OF PEOPLE AND
FUNCTIONS
2008
Accelerating
confidence
and trust
•
Successfully ramped
up hiring without
compromising
performance
•
New work groups
established
•
Meaningfully reduced
attrition
463 employees
2009
Expansion of
influence
and impact
•
Significant involvement
in collection strategy
•
Built analytics, IT and
bankruptcy servicing
teams
•
Invested in world-class
facility
891 employees
Note: Employees refers to the total site staffing number as of last working day of the year
2010E +
Enabling
future growth
•
India is expected to
account for approximately
50% of all call center
collections in 2011
•
Fundamentally improved
internal cost to collect
•
Enhancing our ability to
purchase portfolios and
win new bankruptcy
servicing contracts
1,213 employees

CAGR 111%
$11
$28
$53
$104
2007
2008
2009
2010E

42
59
75
81
2007
2008
2009
2010E

ENCORE
CAPITAL GROUP

India collections growth
THE INDIA SITE HAS INCREASED ITS OUTPUT BY 1,000% AND IS NOW EXPECTED TO
CONTRIBUTE 50% OR MORE OF ENCORE’S CALL CENTER COLLECTIONS IN 2011
(% of total AM headcount)
India AM* headcount as percentage of total
234 341 665 909E
Total India AM
headcount:
($ Millions)
* Note: AM stands for account manager, which can be used interchangeably with the term collector

25
20
15
10
5
0
Global Call Centers
India Call Center
2007
2008
2009
2010E

ENCORE
CAPITAL GROUP

THIS GROWTH HAS ENABLED US TO REDUCE OUR INTERNAL, DIRECT COST-
TO-COLLECT BY 58% OVER THE LAST 4 YEARS
Variable cost to collect *
(%)
* Represents salaries, variable compensation and employee benefits

ORIGINAL
SITE
CURRENT
SITE*
Available
capacity
Occupied
capacity
THE SCALE WE HAVE ACHIEVED IN OUR NEW BUILDING IS DRIVING MUCH OF
THE COST SAVINGS, WHILE PROVIDING ROOM FOR EXPANSION
386
1213
367
* Estimate as of last working day of the year

Cost / FTE*
Cost / Seat
$2,000
$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
~$1,760
~$1,590
~$1,910
~$1,680
~$530
~$390
~$490
~$340
2007
2008
2009
2010E

ENCORE CAPITAL GROUP

22 IN THE PROCESS, WE MAINTAINED OUR COST PER COLLECTION EMPLOYEE DURING A PERIOD OF WAGE EXPANSION IN INDIA * Cost per FTE is a monthly figure which includes all India site costs

Delhi National Capital Region Population 21,000,000
Proficient in English 4,000,000
Employable / willing to work in BPOs 600,000
Employed in international BPOs 211,000
India site collector headcount budgeted Dec 2010 900+
Source: NASSCOM
DEMOGRAPHIC AND MACROECONOMIC CONDITIONS WILL EASILY
ACCOMMODATE FUTURE EXPANSION

EG SAYS
I EARN

EG SAYS
I GROW

EG SAYS
I BELONG

EG SAYS
I CARE

ENCORE
CAPITAL GROUP

Pay for Performance Growth & Development
Employee Engagement  Employee Wellness
• Variable compensation plans
foster a meritocracy and provide
significant incentives
• Top performers earn 3 to 4 times
the India BPO sector average
• Cultural events held frequently
to build camaraderie between
employees
• Employee surveys done every
other year to gauge morale and
identify areas of improvement
• Focused training designed to
facilitate the movement of
employees between work groups
• Partnering with local universities
to provide on-site courses to
further our employees’ education
• Employee Assistance Program
(EAP) instituted to support
employees’ needs
• Programs like smoking cessation
and the introduction of an on-site
gym help promote wellness and
well-being in the workplace
WE HAVE CREATED A CORPORATE CULTURE DESIGNED TO ATTRACT AND
RETAIN TOP TALENT
The acronym “EG” stands for “Encore Giants” which is a term that refers to our India employees and that recognizes their contribution to the Company’s success

AND OUR SOCIAL RESPONSIBILITY INITIATIVES HAVE HELPED BUILD BRAND
EQUITY IN THE COMMUNITY
WE INTEGRATE OUR
COMMUNITY OUTREACH
PROGRAM IN ALL OUR
ENGAGEMENT EFFORTS
EDUCATION IS ONE SOCIAL
CAUSE WE SUPPORT AS
AN ORGANIZATION

13%
28%
34%
57%
2007
2008
2009
2010

88%
73%
India Engagement Scores
External MEU*

ENCORE
CAPITAL GROUP

Account Manager hiring: Employee referrals
(%)
2009 India Engagement Scores (Internal)
(%)
* MEU represents the ‘Most Engaged Units’ for clients of Kenexa, our external provider of industry employee survey data
THE SUCCESS OF THESE INVESTMENTS CAN BE SEEN IN OUR EVOLVING
HIRING PRACTICES & THE LEVEL OF ENGAGEMENT OF OUR EMPLOYEES
Source: Encore Capital Group

Honing Refining
On-the-job training in a
focused learning environment
Ongoing job skill training
•
6 months of concentrated
development
•
Needs based “capsule”
training to enhance
performance though skill
development
•
Integrated approach for
learning reinforcement
with Quality and
Operations teams
ONCE HIRED, SKILLS ARE NURTURED THROUGH STRUCTURED LEARNING AND
DEVELOPMENT
Learning
3 week new hire classroom
training
•
Business understanding
•
Functional & technical
knowledge
•
Compliance training
•
Basic job skill
development

1- 3 Months 4- 6 Months 7 -15 Months 15+ Months
Tenure
ONBOARDING SKILL DEVELOPING SKILL LEVERAGING SKILL
LOWER COLLECTABILITY HIGHER COLLECTABILITY
ILLUSTRATION
MAINTAINING A STABLE WORKFORCE IS IMPORTANT, BECAUSE IT TAKES
ABOUT A YEAR FOR A COLLECTOR TO REACH THEIR FULL POTENTIAL
After
approximately 12
months, cash
average per AM
ramps
significantly
0 0.5 1 1.5 2 2.5 3 3.5 4 4.5

300
250
200
150
100
50
-
AM HC
Indicative cash average
0-3 Months
4-6 Months
7-15 Months
15+ Months

ENCORE
CAPITAL GROUP

OUR INVESTMENT IN PERSONNEL IN 2010 SHOULD BEGIN PAYING
SIGNIFICANT DIVIDENDS IN 2011

Encore India Account Manager headcount and indicative cash average
Headcount (number); Cash average (indicative)
Source : Encore Capital Group

New Hire FDCPA Certification
Quality Assurance Monitoring
Semi-annual FDCPA Recertification
Compliance Roundtables
Zero Tolerance Policy
Compliance Management Framework

ENCORE
CAPITAL GROUP

30 WE PLACE A SIGNIFICANT EMPHASIS ON COMPLIANCE

AGENDA

• Discuss our rationale for choosing India
• Highlight our business continuity plans and risk mitigation strategies for our India operations
• Provide an overview of the Business Process Outsourcing sector
• Describe Encore’s success in India and discuss how our Indian operations can continue to positively contribute to the Company's future

32 WE HAVE A SYSTEMATIC RISK MANAGEMENT STRATEGY COMPLIANCE AND REPORTING CURRENCY RISK INDIA SITE RISK MANAGEMENT STRATEGY DATA MANAGEMENT ENVIRONMENTAL THREATS

WITH A SOPHISTICATED FRAMEWORK AROUND EACH AREA OF RISK

•
All consumer data resides in U.S.
•
Stringent controls around access to data
•
Zero tolerance policy on violations
Consumer data security
•
Systematic hedging program
Currency fluctuations
•
Segregation of duties / SOX controls
•
Periodic audits by KPMG
•
SAS 70 audits
Compliance & Internal control
Environmental risks
•
Comprehensive Business Continuity Plan
•
Redundant IT infrastructure
•
Strategically located site

We believe that we are the only company in our industry with a successful late stage collection platform in India
India now represents half of our call center collections and we expect this contribution to continue to increase, both on an absolute and a relative basis
Beyond collections, our India site now directs several IT and other administrative functions
The India management team has an average of 12 years of industry experience and individual team members have worked for U.S.
multinationals including GE Capital, Dell, IBM, and American Express
SUMMARY